UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2019
Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
____________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Top of the Form
Item 8.01 Other Events
On September 27, 2019, the Federal Housing Finance Agency (“Finance Agency”) issued a supervisory letter to the Federal Home Loan Bank of Dallas (“Bank”) and the other 10 Federal Home Loan Banks (collectively, the “FHLBanks”) relating to their preparations for the potential phase-out of the London Interbank Offered Rate (“LIBOR”) after December 31, 2021. Under the supervisory letter, with limited exceptions, the FHLBanks should, by December 31, 2019, no longer purchase LIBOR-indexed investments which mature after December 31, 2021 and should, by March 31, 2020, no longer issue, make, purchase or otherwise enter into financial liabilities, derivatives or other assets that reference LIBOR and which mature after December 31, 2021. The foregoing includes, among other financial instruments, LIBOR-indexed advances and other structured advance products for which a LIBOR-indexed derivative is used to hedge the advance. A copy of the Finance Agency’s supervisory letter is attached to this Current Report on Form 8-K as Exhibit 99.1.
On September 27, 2019, the Bank notified its stockholders (by way of a bulletin) that the Finance Agency had issued the supervisory letter referred to in the preceding paragraph. A copy of the stockholder bulletin is attached to this Current Report on Form 8-K as Exhibit 99.2.
The guidance provided by the supervisory letter could have an effect on some of the structured advance products offered by the Bank after March 31, 2020 which, if either no longer offered or offered on less favorable terms, could cause a decline in the Bank’s total advances and, in turn, the Bank’s future profitability. Similarly, the Bank’s inability to purchase LIBOR-indexed investments and fixed rate investments that are hedged with LIBOR-indexed derivatives could negatively affect the Bank’s future profitability.
This Current Report on Form 8-K contains forward-looking statements that reflect current beliefs and expectations of the Bank about its future performance, prospects and opportunities. These statements are identified by the use of forward-looking terminology (e.g., “could”). The Bank cautions that forward-looking statements involve risks or uncertainties that could cause the Bank’s actual future results to differ materially from those expressed or implied in these forward-looking statements, or could affect the extent to which a particular projection or prediction is realized. As a result, undue reliance should not be placed on such statements.
These risks and uncertainties include, without limitation, evolving economic and market conditions, market developments with respect to the identification of alternative reference rates, regulatory changes, and the impact of competitive business forces. For a more detailed discussion of the risk factors applicable to the Bank, see Item 1A. Risk Factors in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission on March 25, 2019. The Bank undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.
Item 9.01 Financial Statements and Exhibits.
Exhibits

99.1	FHFA Supervisory Letter dated September 27, 2019.

99.2	Bulletin No. 2019-22 (Supervisory Letter on LIBOR-Linked Financial Transactions) dated September 27, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

September 27, 2019	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	FHFA Supervisory Letter dated September 27, 2019.

99.2	Bulletin No. 2019-22 (Supervisory Letter on LIBOR-Linked Financial Transactions) dated September 27, 2019.